UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2007

PLC Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Park, Franklin, Massachusetts	02038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 20, 2007, PLC Systems Inc. (the “Company”) entered into a distribution agreement with Novadaq Corp. (“Novadaq”), a subsidiary of Novadaq Technologies, Inc. [TSX: NDQ], pursuant to which the Company appointed Novadaq as its exclusive distributor in the United States for its TMR business.  The agreement amended and restated the exclusive distribution agreement between the Company and Edwards Lifesciences LLC (“Edwards”), which had been assigned by Edwards to Novadaq on the same date.  The agreement with Novadaq reflects substantially the same roles, responsibilities and financial terms as the previous agreement with Edwards.

Item 1.02.  Termination of a Material Definitive Agreement

On March 20, 2007, the Company consented to the assignment by Edwards of its rights under the Distribution Agreement by and among the Company, PLC Medical Systems, Inc. and Edwards dated January 9, 2001, as amended, to Novadaq, as further described under Item 1.01 above.

In addition, in connection with the foregoing assignment, Edwards and the Company agreed to the termination of the other agreements between them, constituting: (a) the Shareholders Agreement dated as of January 9, 2001 (other than Articles VI and VII thereof), as amended; (b) the Manufacturing License Agreement dated as of January 9, 2001; and (c) the Securities Purchase Agreement dated as of January 7, 2001.

Item 2.02.  Results of Operations and Financial Condition

On March 21, 2007, the Company announced its financial results for the quarter and year ended December 31, 2006.  The  full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information referenced in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1         Press Release issued by the Company on March 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLC SYSTEMS INC.

Date: March 21, 2007	By:	/s/ James G. Thomasch
James G. Thomasch Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on March 21, 2007